Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL
OFFICER OF HOLLYFRONTIER CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the accompanying report on Form 10-K for the annual period ended December 31, 2013 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas S. Aron, Executive Vice President and Chief Financial Officer of Holly Logistic Services, L.L.C., the general partner of HEP Logistics Holdings, L.P., the general partner of Holly Energy Partners, L.P (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2014	/s/ Douglas S. Aron
Douglas S. Aron
Executive Vice President and Chief Financial Officer